Exhibit 99.1

EPOCH HOLDING CORPORATION ANNOUNCES STOCKHOLDER APPROVAL OF MERGER AGREEMENT WITH TD BANK GROUP

NEW YORK — (BUSINESS WIRE) — March 26, 2013 — Epoch Holding Corporation (“Epoch” or the “Company”) (Nasdaq: EPHC), a leading investment manager and investment adviser, announced that, at a special meeting of stockholders held earlier today, its stockholders approved the adoption of the merger agreement, dated as of December 6, 2012, providing for the acquisition of Epoch by TD Bank Group (“TD”).

Approximately 99% of the shares voting at today’s special meeting of stockholders voted in favor of the adoption of the merger agreement, which represented approximately 83% of Epoch’s total outstanding shares of common stock as of the February 8, 2013 record date. A quorum of approximately 84% of Epoch’s total outstanding shares of common stock as of the February 8, 2013 record date voted at the special meeting.

About Epoch Holding Corporation

Epoch Holding Corporation conducts its operations through Epoch Investment Partners, Inc., a wholly-owned subsidiary and a registered investment adviser under the Investment Advisers Act of 1940, as amended. Investment management and investment advisory services are the Company’s sole line of business. Headquartered in New York, the Company’s investment strategies include U.S. Equity (All Cap, Large Cap, SMID Cap and Small Cap Value; Choice and Shareholder Yield), Global Equity (Shareholder Yield, Choice, Absolute Return and Small Cap) and International Small Cap.

For more information about Epoch contact Adam Borak at Epoch Investment Partners, Inc., 212-400-4708, aborak@eipny.com or visit Epoch’s website at www.eipny.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that may be considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Epoch, may include projections of Epoch’s future financial performance based on Epoch’s anticipated growth strategies and trends in Epoch’s business. These statements are only predictions based on Epoch’s current expectations and projections about future events. There are important factors that could cause Epoch’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

Additional information about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Epoch’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Item 1.A in Epoch’s most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2012. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Epoch or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Neither Epoch nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication. Epoch is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform Epoch’s prior statements to actual results or revised expectations, and Epoch does not intend to do so.

Additional Information and Where to Find It

Stockholders may obtain free copies of the documents filed with the SEC by Epoch through the Investor Relations section of our website, and the “Financial Information” tab therein. The website address is www.eipny.com. The information on our website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the Securities and Exchange Commission. You may also send a written request to our Corporate Secretary at Epoch Holding Corporation, 399 Park Avenue, New York, New York 10022, Attn: Corporate Secretary, or by calling the Corporate Secretary at (212) 303-7200.